Company Overview January 2021 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding ORIC Pharmaceuticals, Inc.’s (“ORIC”, “we”, “us” or “our”) future financial condition, results of operations, business strategy and plans, and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially” “predict,” “should,” “will” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: the timing of the initiation, progress and potential results of our preclinical studies, clinical trials and our discovery programs; risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics and operating as an early clinical stage company; negative impacts of the COVID-19 pandemic on our operations, including clinical trials; the potential for clinical trials of ORIC-101 or any future clinical trials of other product candidates to differ from preclinical, preliminary or expected results; our ability to advance product candidates into, and successfully complete, clinical trials; the timing or likelihood of regulatory filings and approvals; our estimates of the number of patients who suffer from the diseases we are targeting and the number of patients that may enroll in our clinical trials; the commercializing of our product candidates, if approved; our ability and the potential to successfully manufacture and supply our product candidates for clinical trials and for commercial use, if approved; potential benefits and costs of strategic arrangements, licensing and/or collaborations; the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the Company’s license agreements; our estimates regarding expenses, future revenue, capital requirements and needs for financing and our ability to obtain capital; the sufficiency of our existing cash, cash equivalents and marketable securities to fund our future operating expenses and capital expenditure requirements; our ability to retain the continued service of our key personnel and to identify, hire and retain additional qualified professionals; the implementation of our business model and strategic plans for our business and product candidates; the scope of protection we are able to establish and maintain for intellectual property rights, product candidates and our pipeline; our ability to contract with third-party contract research organizations, suppliers and manufacturers and their ability to perform adequately; the pricing, coverage and reimbursement of our product candidates, if approved; developments relating to our competitors and our industry, including competing product candidates and therapies; general economic and market conditions; and the other risks, uncertainties and assumptions discussed in the public filings we have made and will make with the Securities and Exchange Commission (“SEC”). These risks are not exhaustive. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. We have filed or will file Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other documents with the SEC. You should read these documents for more complete information about us. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. This presentation discusses our product candidates that are under pre-clinical or clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of our product candidates for the therapeutic use for which they are being studied.

ORIC Pharmaceuticals: Dedicated to Overcoming Resistance In Cancer Experienced Leadership Lead Program Targeting Multiple Large Indications Broad Pipeline Strong Financial Foundation Multiple Upcoming Catalysts Heritage of discovering and developing multiple approved oncology medicines at Ignyta, Medivation, Aragon and Genentech Two clinical trials focused on resistance to anti-androgen treatment in prostate cancer and resistance to chemotherapy in solid tumors Preliminary POC by competitor compound not optimized for oncology Data from multiple clinical trials evaluating distinct mechanisms of resistance expected in 2021 Three IND/CTAs expected in 2021 Fully integrated R&D team advancing internally-discovered and externally-sourced pipeline beyond lead program Existing cash, cash equivalents and marketable securities expected to fund current operating plan into 2H 2023 Note: IND, investigational new drug. CTA, clinical trial application. POC, proof of concept.

Founders and Board Members with Significant Oncology Experience

Distinguished Founders and Scientific Advisors



Charles Sawyers, MD
Founder, SAB
- MSKCC and HHMI Investigator
- Key role in discovery and development of Gleevec, Sprycel, Xtandi and Erleada
- National Academy of Sciences
- Board member at Novartis



Scott Lowe, PhD
Founder, SAB
- MSKCC and HHMI Investigator
- Chair, Cancer Biology & Genetics and Cancer Research at MSKCC
- Expert in tumor networks and molecular determinants of treatment response



Rich Heyman, PhD
Founder, BOD Chair, SAB
- CEO/founder Aragon (sold to Johnson & Johnson)
- CEO/founder Seragon (sold to Roche)
- Board member at Gritstone, Vividion, Metacrine, Yumanity and Amunix



Richard Scheller, PhD
BOD Member, SAB
- Chairman of R&D BridgeBio
- Previously CSO Genentech and 23andMe
- National Academy of Sciences
- Board member at BridgeBio, Alector and Maze

Board of Directors

- Richard Heyman, PhD - *Chairman and Founder*
- Mardi C. Dier - *EVP and CFO Ultragenyx Pharmaceuticals*
- Carl L. Gordon, PhD, CFA - *Managing Partner, OrbiMed*
- Lori Kunkel, MD - *Former CMO Loxo, Pharmacyclics and Proteolix*
- Richard Scheller, PhD - *Chairman of R&D, BridgeBio*
- Peter Svennilson - *Managing Partner, The Column Group*
- Jacob Chacko, MD - *President and CEO*

ORIC

4

Executive Team with Expertise in Building Leading Oncology Companies

Jacob Chacko, MD Chief Executive Officer	• Previously CFO of Ignyta (acquired by Roche), raised over $500mm in capital • TPG Capital (completed $10bn of aggregate acquisitions) and McKinsey • Board member of Turning Point Therapeutics and 4D Molecular Therapeutics; previously Bonti, RentPath, EnvisionRx, Par Pharma, IMS and Quintiles
Lori Friedman, PhD Chief Scientific Officer	• Previously Head of Translational Oncology at Genentech; advanced over 20 drug candidates into development, two approvals to date • Director of Signal Transduction at Exelixis; led new target discovery and collaboration with BMS • Inventor on 24 issued patents and author on 88 peer-reviewed publications
Pratik Multani, MD Chief Medical Officer	• Previously CMO of Ignyta, led development and regulatory for entrectinib • CMO of Fate Therapeutics; contributed to development of Rituxan and Zevalin at Idec, and Treanda at Salmedix; earlier at Dana Farber and MGH • Board member of Erasca and Chimerix
Matt Panuwat Chief Business Officer	• Previously SVP of Business Development at Prothena, established Celgene collaboration for up to $2.2bn • Head of BD at Medivation (acquired by Pfizer), led M&A including the acquisition of talazoparib • Global Healthcare Investment Banking at Merrill Lynch
Dominic Piscitelli Chief Financial Officer	• Previously CFO of AnaptysBio, raised over $500mm in capital (IPO and follow-on financing) • VP of Finance, Strategy and Investor Relations at Medivation • VP of Treasury and Finance at OSI Pharmaceuticals (acquired by Astellas) • Board member of Celyad Oncology
Christian Kuhlen, MD General Counsel	• Previously General Counsel at Synthorx (acquired by Sanofi), completed $151 million IPO • General Counsel at Ignyta and Genoptix (acquired by Novartis), executed multiple financings and M&A • Attorney at Cooley LLP
Edna Chow Maneval, PhD SVP Clinical Development	• Previously SVP at Ignyta; clinical lead for entrectinib, led transition team through global filings • VP of Clinical Development at Seragon and Aragon, clinical lead for apalutamide • Led pivotal Phase 3 study in RCC for Sutent at Pfizer

ORIC
5

Full Slate of Capabilities Enables “Best of Breed” Hybrid Approach to Company Building Source Agnostic “Best Molecule Wins” Internally-Discovered Pipeline Externally-Sourced Pipeline

Leveraging Areas of Expertise and Proven Track Records of Success Cancer Biomarker-driven, patient-selected trials Purpose-built targeted therapeutics Nuclear hormone receptor targets Prostate and breast cancer indications Resistance Overcoming Mechanisms responsible for treatment relapse: Innate resistance Acquired resistance Bypass resistance Precision Oncology Key Tumor Dependencies Hormone-Dependent Cancers

Broad Pipeline Targeting Multiple Resistance Mechanisms



Program
Indication
Target ID / Validation
Lead Identification
Lead Optimization
Preclinical
Phase 1
Phase 2
Phase 3
Type of Resistance
PRODUCT CANDIDATES
ORIC-101
Glucocorticoid receptor antagonist
Prostate cancer
Phase 1b: ORIC-101 + Xtandi (enzalutamide)
Bypass
Solid tumors
Phase 1b: ORIC-101 + Abraxane (nab-paclitaxel)
Bypass
ORIC-533
CD73 inhibitor
Solid tumors
Innate
ORIC-944
PRC2 inhibitor
Prostate Cancer
Innate
ORIC-114
EGFR/HER2 inhibitor
NSCLC and Tumor agnostic
Innate
DISCOVERY RESEARCH PROGRAMS
Multiple programs targeting resistance mechanisms
Solid tumors
Innate
Solid tumors
Innate
Solid tumors
Acquired
Solid tumors
Bypass

ORIC

8

Substantial Progress in 2020: Well Positioned to Build Value in 2021 and Beyond

	2020 Accomplishments
ORIC-101 (GR Antagonist)	✓ Combination with Abraxane: initiated multiple expansion cohorts ✓ Combination with Xtandi: selected provisional RP2D
ORIC-533 (CD73 Inhibitor)	✓ Demonstrated potential best-in-class preclinical profile ✓ Generated compelling preclinical package with leading KOL to support single agent clinical development path
ORIC-944 (PRC2 Inhibitor)	✓ In-licensed program from Mirati Therapeutics
ORIC-114 (EGFR/HER2 Inhibitor)	✓ In-licensed program from Voronoi
Discovery	✓ Continued to progress multiple oncology discovery programs ✓ Advanced one program into lead optimization
Corporate	✓ Raised $271 million through IPO and follow-on offering

Expected Milestones

- **2** Trials to Report Initial Phase 1b Data in 2021
- **3** IND / CTA Filings Expected in 2021
- **4** Programs in Clinical Development by Early 2022
- Discovery Pipeline Advancing and Potential New Programs from Business Development

Note: RP2D, recommended Phase 2 dose. KOL, key opinion leader.

ORIC 9

ORIC-101 Glucocorticoid Receptor Antagonist

Glucocorticoid Receptor (GR) Is Overexpressed in Solid Tumors and Associated with Therapy Resistance

GR Is Overexpressed in Multiple Solid Tumors [1]



100%
80%
60%
40%
20%
0%
Average Intensity Percentage
1+ (Low or weak)
2+ (Moderate)
3+ (High or strong)
Melanoma
Renal
Prostate
Pancreas
Lung
Breast
Ovarian
Colon

Elevated GR Expression Correlated with Worse Clinical Outcomes in ER-Negative Breast Cancer [2]



GR Low
GR High
100%
80%
60%
40%
20%
0%
Relapse-Free Survival
P < 0.01
0
2
4
6
8
10
Years

- Elevated GR expression also correlated with worse clinical outcomes in:
  - Endometrial cancer [3]
  - CRPC treated with enzalutamide [4]

(1) Block et al. Canc Man Res (2017). (2) Pan et al. Clin Cancer Res (2011). (3) Tangen et al. Gynecol Oncol (2017). (4) Arora et al. Cell (2013). Note: Left figure: Melanoma n=11, Renal n=10, Prostate n=11, Pancreas n=16, Lung n=17, Breast (non-TNBC) n=10, Ovarian n=11 and Colon n=16. Right figure: GR high n=18 and GR low n=28; post-adjuvant chemotherapy.

11

GR Potentially Drives Resistance Across Large Oncology Indications Through Two Distinct Mechanisms

1 GR Implicated in Anti-Androgen Resistance in Prostate Cancer

Serum/Glucocorticoid-Regulated Kinase 1 Expression in Primary Human Prostate Cancers

Russell Z. Szmulewitz[1,*], Elizabeth Chung[1], Hikmat Al-Ahmadie[2], Silver Daniel[1], Masha Kocherginsky[1], Aria Razmaria[1], Gregory P. Zagaja[1], Charles B. Brendler[3], Walter M. Stadler[1], and Suzanne D. Conzen[1]

Glucocorticoid Receptor Confers Resistance to Antiandrogens by Bypassing Androgen Receptor Blockade

Vivek K. Arora,[1,2] Emily Schenkein,[1] Rajmohan Murali,[1,3] Sumit K. Subudhi,[2] John Wongvipat,[1] Minna D. Balbas,[1,4] Neel Shah,[1,4] Ling Cai,[1] Eleni Efstathiou,[5] Chris Logothetis,[5] Deyou Zheng,[6] and Charles L. Sawyers[1,7,*]
[1]Human Oncology and Pathogenesis Program, Memorial Sloan-Kettering Cancer Center, New York, NY 10065, USA
[2]Department of Medicine, Memorial Sloan-Kettering Cancer Center, New York, NY 10065, USA
[3]Department of Pathology, Memorial Sloan-Kettering Cancer Center, New York, NY 10065, USA

2 GR Implicated in Chemotherapy Resistance in Solid Tumors

Microarray Analysis Reveals Glucocorticoid-Regulated Survival Genes That Are Associated With Inhibition of Apoptosis in Breast Epithelial Cells

Wei Wu,[1] Shamita Chaudhuri,[1] Deanna R. Brickley,[1] Diana Pang,[1] Theodore Karrison,[2] and Suzanne D. Conzen[1,3]
Departments of [1]Medicine and [2]Health Studies and [3]Committee on Cancer Biology, University of Chicago, Chicago, Illinois

Glucocorticoid receptor activation inhibits chemotherapy-induced cell death in high-grade serous ovarian carcinoma☆

Erica M. Stringer-Reasor[a], Gabrielle M. Baker[c], Maxwell N. Skor[a], Masha Kocherginsky[d], Ernst Lengyel[b], Gini F. Fleming[a,*], Suzanne D. Conzen[a,e,*]
[a] Department of Medicine, The University of Chicago, Chicago, IL, United States
[b] Obstetrics and Gynecology, The University of Chicago, Chicago, IL, United States
[c] Pathology, The University of Chicago, Chicago, IL, United States
[d] Health Studies, The University of Chicago, Chicago, IL, United States
[e] Ben May Department for Cancer Research, The University of Chicago, Chicago, IL, United States

	Therapeutic Area	US Patient Population[(1)]	Anti-Cancer Treatment	Resistance Mechanism	Potential Solution
1	Prostate cancer	~175,000	AR modulators (e.g., Xtandi, Erleada)	GR bypasses AR signaling	GR Antagonist
2	Solid tumors	~180,000	Chemotherapy (e.g., Abraxane)	GR drives tumor survival and proliferation	

GR antagonist could address two potential distinct mechanisms of resistance to anti-androgen treatment for prostate cancer and chemotherapy treatment for solid tumors, targeting potential patient populations of over 350,000 in the US alone

ORIC

(1) American Cancer Society, Cancer Facts & Figures (2019). US patient population for solid tumors includes ~62,000 endometrial, ~57,000 pancreatic, ~22,500 ovarian and ~41,000 triple negative breast (estimated as 15% of breast) cancers.

12

Acquired Resistance to Anti-Androgen Treatment Correlated with Upregulation of GR Expression

Long-Term Anti-Androgen Treatment Led to Resistance In Vivo…



Apalutamide
Enzalutamide
Vehicle
Tumor Volume (mm³)
1,000
800
600
400
200
0
Resistance develops
0
10
20
30
Weeks

…This Resistance Correlated to Increased GR mRNA and GR Protein Expression



Normalized mRNA Expression RT-qPCR (Log 2)
10
5
0
(5)
****
**
**
Control
LREX'
GR
AR
Actin
Control
4 day
Resistant
Control
4 day
Resistant
Glucocorticoid Receptor

ORIC

Source: Arora et al. Cell (2013). Note: Left graph's grey shading indicates treatment period when tumors were harvested (as annotated by long hash marks on the x axis). LREX' is a prostate cancer model that was derived from an enzalutamide-resistant tumor with high GR expression. Actin was used to verify consistent sample loading for the western blot experiment. **: p < 0.01, ****: p < 0.0001.

13

GR Expression Is Associated with Clinical Resistance to Enzalutamide in the Treatment of Prostate Cancer

Elevated GR Expression in Tumors of Patients Responding Poorly to Enzalutamide



*
**
80%
60%
40%
20%
0%
GR Positive Cells (%)
1
2
3
Good
N=8
Poor
N=14
Good
N=11
Poor
N=9
Baseline
8 Weeks

1. Baseline levels of GR expression were low prior to enzalutamide treatment in both groups, but slightly higher in the group with poor responses
2. All patients with high GR expression at baseline had poor response to enzalutamide
3. After 8 weeks of enzalutamide treatment, GR expression levels increased significantly in patients who had a poor response to enzalutamide

Initial observations from Sawyers' lab demonstrated a correlation between increased GR expression and poor clinical response to enzalutamide, and suggest that AR inhibition may induce GR expression in some patients

ORIC

Source: Arora et al. Cell (2013). Note: Patients who continued to benefit from enzalutamide for greater than six months were classified as "good" responders. Patients who discontinued enzalutamide earlier than six months due to a lack of clinical benefit were classified as "poor" responders. *: $p < 0.05$, **: $p < 0.01$.

14

GR May Also Impede Therapeutic Response to Chemotherapy by Enabling Pro-Survival Mechanisms

GR Acts as a Pro-Survival Mechanism in Tumors

Glucocorticoids



Pro-Survival Mechanisms

- ↓ Apoptosis
- ↓ Adhesion
- ↓ Inflammation
- ↑ EMT
- ↑ "Stemness"
- (Metabolic changes)

GR Inhibition Reversed EMT-Like Phenotype In Vivo


Proliferation
Stemness
EMT
Paclitaxel + Cortisol
Paclitaxel + Cortisol + ORIC-101
Ki67
CK5
Vimentin

Counteracting GR is expected to block the transcriptional program driving tumor cell survival and therapy escape

ORIC

Source: Zhou et al. AACR (2019).
Note: HCC1806 xenografts. EMT, epithelial-mesenchymal transition.

15

Preliminary Proof-of-Concept Demonstrated with a Competitor GR Antagonist in Combination with Chemotherapy in Patients with Solid Tumors Relacorilant Plus Abraxane Phase 1 Data in Advanced Solid Tumors Relacorilant plus Abraxane demonstrated ORR in PDAC of 4/25 (16%) and ORR in ovarian cancer of 3/11 (27%); historical ORR is typically 0% in third-line PDAC and <15% in third-line ovarian cancer (1) Source: Munster et al. ASCO Poster (2019). Note: CR, complete response; DCR, disease control rate; PDAC, pancreatic ductal adenocarcinoma; PR, partial response; PD, progressive disease; SD, stable disease; wks, weeks. a Patients who received at least one dose of study drug and had at least one post-baseline tumor assessment. (1) Peddi et al. J Gastrointest Oncol (2013). Macarulla et al. J of Clinical Oncology (2017). Bruchim et al. Eur J Obstet Gynecol Reprod Biol (2013).

Competitor GR Antagonist Is Limited by Significant Drug-Drug Interactions and Serious Adverse Events When Combined with Chemotherapy In a Phase 1 clinical study, relacorilant increased the exposure of Abraxane, resulting in high rate of neutropenia (despite mandatory prophylactic G-CSF) among other serious adverse events Abraxane Exposure Following Abraxane +/- Relacorilant Treatment Relacorilant + Abraxane Grade >3 Adverse Events Abraxane Abraxane + Relacorilant 8000 6000 4000 2000 0 Abraxane AUC0-24 (ng*hr/mL) Source: Munster et al. ASCO Poster (2018) and (2019). 10000

ORIC-101 Is a Potent and Selective GR Antagonist Designed for Oncology

	Mifepristone (steroidal)	Relacorilant (non-steroidal)	ORIC-101 (steroidal)
GR antagonism IC_{50} (nM)	2.9	16	**7.3**
AR agonism IC_{50} (nM)	25	>2500	**>2500**
PR antagonism IC_{50} (nM)	0.4	>2500	**22**
CYP inhibition IC_{50} (nM)	Inhibitor of CYP2C8, CYP2C9 and CYP3A4	Inhibitor of CYP2C8, CYP2C9 and CYP3A4	**Inhibitor of CYP3A4**

ORIC-101 Advantages

- ✓ No AR agonism
- ✓ Potential for reduced CYP inhibition

Legend: Red = Less favorable than ORIC-101 (Mifepristone AR agonism; Mifepristone and Relacorilant CYP inhibition); Green = More favorable than ORIC-101 (Relacorilant PR antagonism)

ORIC-101 is a potent and selective GR antagonist with reduced potential for drug-drug interaction versus other GR antagonists (CYP2C8 plays a critical role in metabolism of taxanes and enzalutamide)

Source: ORIC data. Note: In vitro experiments conducted by ORIC evaluating ORIC-101, mifepristone and relacorilant across a variety of properties ORIC believes to be important in developing a potent and selective GR antagonist. The determination of more favorable or less favorable relates to the ideal properties of a GR antagonist for a combination therapy in oncology. GR antagonism, AR agonism and PR antagonism measured by luciferase assay. GR, glucocorticoid receptor. AR, androgen receptor. PR, progesterone receptor.

ORIC 18

ORIC-101 Reverses Enzalutamide Resistance in an In Vitro Prostate Cancer Model

In Vitro Prostate Cancer Model

AR Inhibition Upregulates GR in Prostate Cancer Cells



GR
Actin
GR mRNA Relative Expression
0
1
2
3
4
0
3
5
9
12
15
Days of Enzalutamide Treatment

ORIC-101 Reverses GR-Driven Enzalutamide Resistance



Cell numbers (10^5)
0
4
8
12
16
Control
Enzalutamide
Enzalutamide + GR agonist
Enzalutamide + GR agonist + ORIC-101

GR activation by glucocorticoid treatment (i.e., dexamethasone) drives enzalutamide resistance in vitro; ORIC-101 resensitizes these prostate cancer cells to enzalutamide

ORIC

Source: Zhou et al. AACR-NCI-EORTC (2019). Note: CWR22PC cells. Left graph: GR mRNA levels relative to untreated samples shown with GR protein levels shown as inset. Actin was used to verify consistent sample loading for the western blot experiment. Right graph: AR agonist R1881 (synthetic AR ligand) added to media. GR agonist used was dexamethasone.

19

ORIC-101 Overcomes GR-Driven Chemotherapy Resistance Across a Wide Range of Human Cancer Cell Lines Ovarian Cancer GR Positive TNBC GR Positive NSCLC GR Positive Ovarian Cancer GR Negative (Control) Chemo + GR agonist Chemo + GR agonist + ORIC-101 Chemo Vehicle Green = Tumor cell colony % = Percentage of plate covered with tumor cell colonies 1 2 3 4 1 2 3 4 Baseline growth of tumor cell colonies in vehicle Chemotherapy alone significantly reduced the number of tumor cell colonies However, chemotherapy in the presence of GR agonist was significantly less effective ORIC-101 reversed this GR-driven chemoprotection in GR-positive cell lines Source: Jahchan et al. AACR-NCI-EORTC (2017) and additional ORIC data. Note: Chemotherapeutic agent is gemcitabine for ovarian cancer and paclitaxel for TNBC and NSCLC. GR agonist is dexamethasone. 88.5% 5.3% 21.5% 44.0% 33.3% 18.1% 64.7% 90.5% 9.3% 9.1% 10.4% 26.1% 84.5% 27.9% 3.5% 88.5% 65.7%

ORIC-101 Overcomes GR-Driven Resistance to Chemotherapy In Vivo TNBC Xenograft Model Comparable activity demonstrated in xenograft models of ovarian cancer, TNBC and in combination with other classes of chemotherapy Source: ORIC data. Note: HCC1806 tumor growth curves. Mice were treated with paclitaxel (20 mg/kg IP, Q3D×8), cortisol (100 mg/L in drinking water, ad libitum) and/or ORIC-101 (75 mg/kg of ORIC-101, PO, BID) starting on Day 0 for the duration of the study. Data is displayed as mean ± SEM. Cortisol supplementation required to activate human GR since primary glucocorticoid utilized by rodents is corticosterone. Cortisol levels intended to simulate physiological corticosteroid levels in humans. TNBC, triple negative breast cancer. Cortisol (control) Cortisol + Paclitaxel Cortisol + Paclitaxel + ORIC-101

ORIC-101 Is Currently Being Studied in Two Phase 1b Studies Phase 1a: Single Agent PK, PD, and Safety (Complete) Phase 1b: Multiple Indications and Combinations Phase 1a Normal healthy volunteer single ascending dose Phase 1b Prostate cancer ORIC-101 + enzalutamide Phase 1b Advanced solid tumors ORIC-101 + nab-paclitaxel Phase 1a Normal healthy volunteer multiple ascending dose / formulation Initial data from nab-paclitaxel combination trial expected in 1H 2021 and from enzalutamide combination trial in 2H 2021

ORIC-101 Demonstrated a Favorable Safety and Tolerability Profile in Phase 1a All adverse events observed across Phase 1a studies were limited to Grade 1; higher rate of GI events at 350 mg attributed, at least in part, to pill burden of the early clinical formulation (7 capsules) Treatment-Emergent AEs All Doses (n=56) Multiple Ascending Dose 200 mg (n=6) 350 mg (n=6) Grade 1 Grade >2 Grade 1 Grade >2 Nausea 7 ─ ─ 3 ─ Diarrhea 3 ─ ─ 1 ─ Abdominal pain 2 ─ ─ 1 ─ Dysgeusia 2 ─ ─ 2 ─ Dyspepsia 2 ─ ─ 2 ─ Fatigue 2 ─ ─ 2 ─ Back pain 1 ─ ─ ─ ─ Catheter site swelling 1 ─ ─ ─ ─ Decreased appetite 1 ─ ─ 1 ─ Dry eye 1 ─ ─ ─ ─ Gastroesophageal reflux disease 1 ─ ─ 1 ─ Headache 1 ─ ─ ─ ─ Hot flush 1 ─ ─ 1 ─ Insomnia 1 ─ ─ ─ ─ Musculoskeletal chest pain 1 1 ─ ─ ─ Pain in extremity 1 ─ ─ ─ ─ Proctalgia 1 ─ ─ 1 ─ Somnolence 1 ─ ─ 1 ─ Vomiting 1 1 ─ ─ ─ Source: ORIC data. Note: Severity grade as per the National Cancer Institute Common Terminology Criteria for Adverse Events (CTAE) v.5.0.

Phase 1b Trial of ORIC-101 in Combination with Enzalutamide in Patients with Metastatic Prostate Cancer


Phase 1b: Dose Escalation (3+3 Design)
Phase 1b: Dose Expansion
Dose Level 3
ORIC-101 + enzalutamide
RP2D
(Up to 48 patients)
Dose Level 2
ORIC-101 + enzalutamide
Dose Level 1
ORIC-101 + enzalutamide

- **Patients:** Chemo-naïve metastatic prostate cancer with evidence of disease progression on enzalutamide
  - Patients will enroll while remaining on enzalutamide (i.e., no treatment-free period)
  - Exclusion of patients with rapid progression on enzalutamide [(1)]
  - Enrollment not limited by baseline GR status
- **Objectives:** Safety, PK, PD and initial evidence of clinical activity (e.g., PSA decline, imaging, CTC conversion)
  - Exploratory GR, AR and other biomarker data generated from archival tumor tissue; pre-, post- and end-of treatment biopsies and blood
- **Collaboration:** Trial is being conducted under a clinical trial collaboration with Astellas
- **Provisional Recommended Phase 2 Dose (RP2D):** ORIC-101 (240 mg QD) + enzalutamide (160 mg QD)

Interim safety, efficacy and translational data expected in 2H 2021

Note: IHC, immunohistochemistry. PSA, prostate-specific antigen. CTC, circulating tumor cell.
(1) Rapid progression defined as progression within 3 months of starting enzalutamide therapy.

ORIC
24

Multiple Pathways Exist for Future Development of ORIC-101 in Prostate Cancer

Illustrative Prostate Cancer Treatment Landscape

DIAGNOSIS → **DEATH**

YR 1 | 2 | → → → → → → → → →

Dx	PSA=0	Biochemical Recurrence (PSA)	Pre-Chemo	Chemo

Non-metastatic (M0) → Metastatic (M1)

Asymptomatic | Symptoms

CURRENT THERAPY

Lupron	**XTANDI ERLEADA NUBEQA CASODEX**	**XTANDI ERLEADA ZYTIGA PROVENGE**	**Chemotherapy XOFIGO**	**Chemotherapy XTANDI ZYTIGA XOFIGO**

Potential Future ORIC-101 Development Opportunities

ORIC-101 +
XTANDI or ERLEADA or NUBEQA
(at AR Therapy Initiation)

Phase 1b:
ORIC-101 + XTANDI
(at AR Therapy Progression)

Potential Future ORIC-101 Development Opportunities

ORIC-101 +
Chemo
(Chemo-naïve)

ORIC-101 +
XTANDI or ERLEADA or NUBEQA
and/or Chemo
(Post-Chemo)

ORIC

25

Expansion Portion of Phase 1b Trial of ORIC-101 in Combination with Abraxane in Advanced Solid Tumors Ongoing

Part I: Dose Escalation (3+3 Design)

Dose Level 1
ORIC-101 + nab-pac

Dose Level 2
ORIC-101 + nab-pac

Dose Level 3
ORIC-101 + nab-pac

Dose Level 4
ORIC-101 + nab-pac

Part II: Dose Expansion
(at RP2D)

PDAC
(~15–30 patients)

Ovarian Cancer
(~15–30 patients)

TNBC
(~15–30 patients)

Other Solid Tumors
(~20–40 patients)

- **Patients:**
  - Part I (dose escalation): Advanced solid tumors completed
  - Part II (dose expansion): Previous progression on taxane-containing regimen, independent of baseline GR status
- **Objectives:** Safety, PK, PD and preliminary antitumor activity
  - Exploratory GR and other biomarker data generated from archival tumor tissue; pre-, post- and end-of treatment biopsies and blood
- **Recommended Phase 2 Dose (RP2D):** ORIC-101 (160 mg QD) + nab-paclitaxel (75 mg/m^2); no prophylactic G-CSF required

Interim safety, efficacy and translational data expected in 1H 2021

ORIC

Note: For the RP2D, ORIC-101 will be dosed once-daily on a continuous dosing regimen from day 1 through day 21. Nab-paclitaxel will be dosed on day 1, day 8 and day 15 of a 28-day cycle.
PDAC, pancreatic ductal adenocarcinoma. TNBC, triple negative breast cancer.

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ORIC Expects to Broadly Explore Predictive Biomarkers and PD Activity to Determine Patient Selection and Confirm Target Engagement in Phase 1b Physiologic biomarkers to assess GR pathway modulation (e.g., cortisol levels in plasma) Protein expression of GR to stratify patient population (e.g., expression in tumors and CTCs by ORIC’s IHC) Transcriptional activation of GR to monitor pharmacodynamic activity (e.g., activation of ORIC’s gene signature in tumors and PBMCs) Imaging of GR occupancy to confirm target engagement (e.g., imaging by PET) Genetic biomarkers to investigate GR resistance mechanisms (e.g., gene mutations in ctDNA) Low Medium High Cell Lines Genes GR “off” GR “on” Precision Medicine Strategies Being Explored for ORIC-101 Protein Expression of GR Transcriptional Activation of GR Imaging of GR (1) Source: ORIC data. (1) Courtesy of Evans Lab, UCSF. Note: CTCs, circulating tumor cells. IHC, immunohistochemistry. PBMCs, peripheral blood mononuclear cells. PET: positron emission tomography. ctDNA, circulating tumor DNA.

ORIC-533 Oral CD73 Inhibitor

CD73, a Cell Surface Enzyme in the Adenosine Pathway, Has Been Linked to Therapy Resistance

Adenosine Pathway Overview


AMP
Adenosine
P
ATP
CD39
CD73
Adenosine
P P P
Adenosine
Cytoplasm
Nucleus

Increased Adenosine Inhibits:
- T cell priming
- T cell activation / cytolytic activity
- NK degranulation
- Macrophage M1 polarization
- DC maturation / activation

CD73 Background

- Overexpressed across cancer types driving local elevation of adenosine
- Expression is correlated with poor prognosis
- Mediates immunosuppression and chemoresistance via adenosine production
- Upregulated in response to PD-1/L1 and CTLA-4 inhibition

Therapeutic Hypothesis
- ***CD73 inhibition may enhance activity of chemotherapy and immunotherapy***
- ***Small molecule approach is mechanistically distinct from antibodies and may differentiate in safety profile, dosing regimen and tumor penetration***

ORIC
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ORIC Oral CD73 Inhibitors Demonstrate Potent Adenosine Inhibition with Enhanced Activity Over an Antibody-Based Approach ORIC-533 Analogue Suppresses Adenosine Production In Vitro Oral Administration of ORIC-533 Analogue Maintains Exposure and Reduces Adenosine in Tumors In Vivo Source: ORIC data. In vivo data shown using in EMT6 model. ORIC CD73 inhibitor in Plasma (μM, Unbound) mAb = partial antagonism ORIC small molecule = full antagonism

Preliminary Evidence of ORIC-533 Differentiation versus Competitor Small Molecule Compounds ORIC-533 binds CD73 with high affinity and effectively blocks adenosine-driven immunosuppression high AMP environment ORIC-533 Potently Blocks Adenosine Production from AMP ORIC-533 Rescues CD8+ T Cells in 1mM High AMP Environment Compound Biochem IC50 (nM) H1568 ADO EC50 (nM) CD8+ ADO EC50 (nM) ORIC-533 0.1 0.1 0.1 Calithera* 0.2 1.3 0.2 AB680** 0.8 5.3 5 Lilly*** 48 88 125 Source: Zavorotinskaya et al. AACR Poster (2020). Note: *: WO2019246403A1 Compound 9. **: Bowman et al, 2019. ***: WO2019168744A1 Example 2. PBMC, peripheral blood mononuclear cell.

CD73 Inhibitor ORIC-533 Demonstrates Significant Single Agent Inhibition of Tumor Growth and Reverts Intratumor Immunosuppression with Oral Dosing In Vivo

Once-Daily Oral ORIC-533 Showed Single Agent Efficacy



Vehicle
ORIC-533 (150 mpk, QD)
Tumor Volume (mm³)
1500
1250
1000
750
500
250
0
**
67% Tumor Growth Inhibition
0
5
10
15
20
Days Post Cell Implantation

Tumor Adenosine



Adenosine Concentration (µM)
400
300
200
100
0
***
Vehicle
ORIC-533

Tumor T Cell Abundance



% CD8⁺ of CD45⁺
10
8
6
4
2
0
*
Vehicle
ORIC-533

ORIC-533 IND filing expected in 1H 2021, after which a single agent clinical development path will be pursued in an undisclosed tumor type

Source: Chan et al. AACR Poster (2020).
Note: Syngeneic EG7 tumor model. *: $p<0.05$. **: $p = 0.0006$. ***: $p < 0.0001$.

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ORIC-944 Allosteric PRC2 Inhibitor

PRC2 Plays Pivotal Role in Transcriptional Regulation and Cancer

PRC2 Function


PRC2
EZH2
EED
SUZ12
Tri-methylation of H3K27
Gene silencing
Tumorigenesis
Cell fate / differentiation

PRC2 Background

- Two druggable subunits:
  - EED: responsible for histone binding; target of ORIC-944
  - EZH2: responsible for histone methylation; target of first-generation inhibitors
- Dysregulation of PRC2 linked to several cancers
  - Decreased expression of target genes associated with poor prognosis in prostate cancer (1)
- First-generation inhibitors, designed to inhibit EZH2, have demonstrated promising clinical activity
  - Approved for epithelioid sarcoma and follicular lymphoma
  - Limited progress made for treatment of prostate cancer

PRC2 is a validated oncogenic target across several cancers with promising therapeutic potential in prostate cancer, among other indications

ORIC

Note: EZH1, enhance of zeste homolog 1. EZH2, enhance of zeste homolog 2. EED, embryonic ectoderm development. SUZ12, suppressor of zeste 12. H3K27, histone H3 at lysine 27.
(1) Yu et al. Cancer Res. (2007).

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ORIC-944 Targets the EED Subunit and Has Demonstrated Strong Single-Agent Activity in Enzalutamide-Resistant Prostate Cancer Models

Allosteric PRC2 Inhibition through EED May Improve Upon EZH2 Inhibitors

- ORIC-944 allosterically inhibits PRC2 by targeting EED
- Allosteric inhibition of PRC2 through EED may address limitations of EZH2 inhibitors
  - Active against EZH2 innate resistant PRC2 mutants [(1)]
  - Prevent acquired resistance through secondary mutations in EZH2 [(2)]
  - Inhibit compensatory bypass activity of EZH1 [(3)]
- ORIC-944 is associated with improved drug properties over other PRC2 inhibitors [(4)]
- ORIC-944 appears more effective than EZH2 inhibitors in prostate cancer models based on ORIC research

Demonstrated Strong Single-Agent Activity in Enzalutamide-Resistant Prostate Cancer Models



Tumor Volume (mm³)
1000
750
500
250
0
0
10
20
30
Days After Treatment
Vehicle
Enzalutamide
****
ORIC-944
86% tumor growth inhibition

In vivo efficacy with ORIC-944 observed in multiple prostate cancer models;
Along with improved drug properties, positions ORIC-944 as potential best-in-class PRC2 inhibitor for prostate cancer – IND filing expected 2H 2021

Source: ORIC data on file. Enzalutamide dose used was 30mg/kg QD. ****$p < 0.0001$. (1) Qi et al. Nat Chem Biol (2017). (2) Bisserier et al. Blood (2018). (3) Shen et al. Mol Cell (2008) and Honma et al. Cancer Sci (2017). (4) Italiano et al. Lancet Oncol (2018), Harb et al. TAT (2018) and Yap et al. Clin Cancer Res (2019).

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ORIC-114 Brain Penetrant EGFR/HER2 Exon 20 Inhibitor

ORIC-114 Was Designed to Selectively Target EGFR and HER2 with High Potency Against Exon 20 Insertion Mutations Head-to-Head Kinome Selectivity Profiling Poziotinib TAK-788 CLN-081 ORIC-114 vs. Source: Data on file. Note: All kinome selectivity screens conducted in 468 kinases at 1µM. Top 10% shown.

ORIC-114 Demonstrates Potent In Vivo Activity in an EGFR Exon 20 Insertion Model and Intracranial EGFR Mutant Model

In Vivo Efficacy

NSCLC EGFR Exon 20 Insertion Model


Mean Tumor Volume (mm³)
800
600
400
200
0
0
5
10
15
20
25
Days After Treatment
Vehicle
TAK-788 (30 mg/kg QD)
ORIC-114 (4 mg/kg QD)

Intracranial NSCLC EGFR Mutant Model


Log Relative of Bioluminescence
2
1
0
-1
-2
-3
0
5
10
15
Days After Treatment
Vehicle
TAK-788 (30 mg/kg QD)
ORIC-114 (2.5 mg/kg QD)

ORIC-114 demonstrates potent tumor regression in an exon 20 insertion model at lower doses than TAK-788 and has potential to treat patients with brain metastases, which may represent approximately one-third of the exon 20 insertion population – CTA filing expected 2H 2021

ORIC

Source: Data on file. Patil et al. Clin Lung (2020). Note: Left graph shows a NSCLC EGFR exon 20 insertion in vivo model in NPH variant. Right graph shows an intracranial NSCLC EGFR exon 19 deletion mutation in vivo model. Quantification of the bioluminescence photon flux in mice with intracranial PC9-Luc tumors.

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There Are Multiple Potential Areas for Development with ORIC-114 Exon 20 Insertions EGFR NSCLC (with and w/o brain mets) Tumor Agnostic (with brain mets) Tumor Agnostic (with and w/o brain mets) NSCLC (with and w/o brain mets) Tumor Agnostic (with and w/o brain mets) Other Alterations HER2 Initial Focus No FDA Approved Therapies Under Consideration Potential Development Opportunities for ORIC-114 ORIC-114 is expected to be studied as a single agent across multiple areas of unmet need using a tumor agnostic approach; Exon 20 insertions in NSCLC may represent over 7,500 patients in the US annually plus an additional 8,500 patients across other cancers Patients/ Year (US) 4,5003,700 3,200 4,700 Source: Heymach et al. WCLC Presentation (2018).

Broad Pipeline Targeting Multiple Resistance Mechanisms

Program	Indication	Target ID / Validation	Lead Identification	Lead Optimization	Preclinical	Phase 1	Phase 2	Phase 3	Type of Resistance
PRODUCT CANDIDATES									
ORIC-101 *Glucocorticoid receptor antagonist*	Prostate cancer	Phase 1b: ORIC-101 + Xtandi (enzalutamide)							Bypass
	Solid tumors	Phase 1b: ORIC-101 + Abraxane (nab-paclitaxel)							Bypass
ORIC-533 *CD73 inhibitor*	Solid tumors								Innate
ORIC-944 *PRC2 inhibitor*	Prostate Cancer								Innate
ORIC-114 *EGFR/HER2 inhibitor*	NSCLC and Tumor agnostic								Innate
DISCOVERY RESEARCH PROGRAMS									
Multiple programs targeting resistance mechanisms	Solid tumors								Innate
	Solid tumors								Innate
	Solid tumors								Acquired
	Solid tumors								Bypass

ORIC

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ORIC Vision: Become a Leading Oncology Company at the Forefront of Overcoming Resistance In Cancer

Experienced Leadership	• Heritage of discovering and developing multiple approved oncology medicines at Ignyta, Medivation, Aragon and Genentech
Lead Program Targeting Multiple Large Indications	• Two clinical trials focused on resistance to anti-androgen treatment in prostate cancer and resistance to chemotherapy in solid tumors • Preliminary POC by competitor compound not optimized for oncology
Broad Pipeline	• Fully integrated discovery and development team advancing internally-discovered and externally-sourced pipeline beyond lead program
Multiple Upcoming Catalysts	• Data from multiple clinical trials evaluating distinct mechanisms of resistance expected in 2021 • Three IND/CTAs expected in 2021
Strong Financial Foundation	• Existing cash, cash equivalents and marketable securities expected to fund current operating plan into 2H 2023
Anticipated Milestones and Clinical Updates	• **ORIC-101**: Phase 1b with Xtandi in metastatic prostate cancer — Interim safety, efficacy and translational data: 2H 2021 • **ORIC-101**: Phase 1b with Abraxane in solid tumors — Interim safety, efficacy and translational data: 1H 2021 • **ORIC-533**: IND filing: 1H 2021 • **ORIC-944**: IND filing: 2H 2021 • **ORIC-114**: CTA filing: 2H 2021

ORIC

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